Exhibit 10.3

[**] = Information has been excluded from the exhibit because it is both (i) not material and (ii) the type of information the registrant treats as private or confidential.

SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”) is entered into as of September 23, 2026 (“Effective Date”), by and among REGENXBIO Inc. (“REGENXBIO”) and The Trustees of the University of Pennsylvania (“UPenn”) (together with REGENXBIO, “Plaintiffs”), on the one hand, and Sarepta Therapeutics, Inc. (“Sarepta Therapeutics”), Sarepta Therapeutics Three, LLC (“Sarepta Three”) (together with Sarepta Therapeutics, “Sarepta”) and Catalent, Inc. (“Catalent”) (together with Sarepta, “Defendants”), on the other hand. Defendants and Plaintiffs are each referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, REGENXBIO and UPenn commenced an action against Sarepta, alleging infringement of U.S. Patent No. 10,526,617 (“the ‘617 Patent”), captioned REGENXBIO Inc. et al. v. Sarepta Therapeutics, Inc. et al., C.A. No. 20-cv-01226-RGA (“the ‘617 Proceeding”);

WHEREAS, REGENXBIO and UPenn commenced an action against Sarepta and Catalent, alleging infringement of U.S. Patent No. 11,680,274 (“the ‘274 Patent”) (together with the ‘617 patent, “the Patents-in-Suit”), captioned REGENXBIO Inc. et al. v. Sarepta Therapeutics, Inc. et al., C.A. No. 23-cv-00667-RGA (“the ‘274 Proceeding”);

WHEREAS, Sarepta filed a Petition for Inter Partes Review of the ‘274 Patent with the Patent Trial and Appeal Board (“the PTAB”) (“IPR Proceeding”) and subsequently appealed from the PTAB’s decision to the U.S. Court of Appeals for the Federal Circuit in a matter captioned Sarepta Therapeutics, Inc. v. Trustees of the University of Pennsylvania, REGENXBIO Inc., 2026-1071 (“Appeal Proceeding”) (the IPR Proceeding and the Appeal Proceeding, together with the ‘617 Proceeding and the ‘274 Proceeding, “the Litigations”);

WHEREAS, the Parties have agreed to resolve the Litigations on the terms set forth in this Agreement;

WHEREAS, the Parties wish to avoid the cost, distraction, and uncertainty of continued litigation and desire to fully and finally resolve their disputes on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Payment. Within ten (10) days of the Effective Date and receipt of invoice, Sarepta shall pay REGENXBIO the total sum of Thirty-Nine Million Dollars ($39,000,000) (“the Settlement Payment”), by wire transfer of immediately available funds pursuant to the wire instructions set forth below:

[**]

REGENXBIO shall email the invoice for the Settlement Payment and a completed W-9 form to [**].

2.
Dismissal of Litigations. Within 3 business days of Sarepta’s payment of the Settlement Payment, the Parties shall cause to be filed such motions, notices, or stipulations to terminate, withdraw, or otherwise dispose of the Litigations with prejudice, substantially in the form of the stipulations attached hereto as Exhibits A-C. Except as otherwise provided in this Agreement, each Party shall bear its own costs, expenses, and attorneys’ fees incurred in connection with the Litigations and the negotiation and execution of this Agreement.

3.
Release.

3.1 Release With Prejudice. Plaintiffs, on behalf of themselves and their current affiliates, will release and forever discharge Defendants and their current affiliates from any and all claims, causes of action, and liabilities of any kind relating to any Sarepta gene therapy product that uses an AAVrh74-based capsid, including ELEVIDYS®, whether known or unknown, of any nature whatsoever, that are claims of infringement of the Patents-in-Suit; U.S. Patent No. 9,198,984 (“the ‘984 Patent”); and/or any patents or patent applications that claim priority to the Patents-in-Suit or the ‘984 Patent, or from which the Patents-in-Suit or the ‘984 Patent claims priority, including any continuation, divisional, continuation-in-part, reissue, or foreign counterpart of any of the foregoing (collectively, “the UPENN Patents”), arising at any time up to and including the Effective Date of this Agreement. Except as expressly stated in this Agreement, no authorization, authorized sale, or express or implied license or future release is granted by the Plaintiffs.

3.2 Exclusion as to Catalent. Nothing in the release in this Section 3 shall be construed to release, waive, or otherwise affect any claims, rights, or obligations arising under any pre-existing agreements between REGENXBIO and Catalent that are separate from Catalent’s manufacture, supply, or other activities performed for or on behalf of Sarepta with respect to ELEVIDYS® or any Sarepta gene therapy that uses an AAVrh74-based capsid.

4.
Covenant Not to Sue.

4.1 Plaintiffs, on behalf of themselves and their current affiliates, and their successors, and assigns, will covenant not to sue Defendants, their current affiliates, licensees, commercial partners, successors, and permitted assigns, with respect to any and all claims of patent infringement of the UPENN Patents, solely to the extent that such infringement arises from or relates to any Sarepta gene therapy product that uses an AAVrh74-based capsid, including ELEVIDYS®.

4.2 REGENXBIO on behalf of itself and current affiliates, and their successors, and assigns, will covenant not to sue Sarepta, their current affiliates, licensees, commercial partners, successors, and permitted assigns, with respect to any and all claims of patent infringement of any REGENXBIO controlled or owned patents or patent applications that cover the existing form of ELEVIDYS® or that cover the AAVrh74 capsid sequence (“the REGENXBIO Patents”). This covenant not to sue with respect to the REGENXBIO Patents is referred to herein as the “REGENXBIO-only CNS.” For the avoidance of doubt, the REGENXBIO Patents do not include the UPENN Patents.

4.3 Notwithstanding any language to the contrary, the REGENXBIO-only CNS does not extend to patents and/or patent applications that cover other aspects of gene therapy products, regardless of whether those gene therapy products also use an AAVrh74-based capsid. For the avoidance of doubt, the current form of ELEVIDYS® drug substance and drug product are fully covered by this REGENXBIO-only CNS, including any changes made in accordance with 21 C.F.R. § 601.12 or any equivalent foreign regulation, but only to the extent that such changes do not change the sequence of the ELEVIDYS® promoter, transgene, or capsid protein.

5.
Assignment and Transfer.

5.1 By Plaintiffs. The releases and covenants set forth in this Agreement are binding upon Plaintiffs and their current affiliates, and their successors, and assigns, including in the event of a merger, acquisition, bankruptcy, insolvency, reorganization, liquidation, or change of control, and will inure to the benefit of Defendants, as specified above, and their current affiliates, licensees, commercial partners, successors, and permitted assigns solely to the extent that their activities involve a Sarepta gene therapy product that uses an AAVrh74-based capsid. Plaintiffs will ensure that any sale, transfer, assignment, or other disposition of the UPENN Patents, whether in the ordinary course or pursuant to a bankruptcy or insolvency proceeding, is made expressly subject to the releases and covenants set forth in this Agreement, and Plaintiffs will provide Defendants with prompt written notice of any such sale, transfer, assignment, or disposition.

Furthermore, Plaintiffs will not grant, and will ensure that its affiliates, successors and assigns do not grant, to any future affiliate or third party any rights to enforce the UPENN Patents against the Defendants, or their affiliates, existing licensees, commercial partners, successors, or assigns to the extent that their activities involve a Sarepta gene therapy product that uses an AAVrh74-based capsid.

5.2 By REGENXBIO. REGENXBIO will ensure that any sale, transfer, assignment, or other disposition of the REGENXBIO Patents, whether in the ordinary course or pursuant to a bankruptcy or insolvency proceeding, is made expressly subject to the releases and covenants set forth in this Agreement, and REGENXBIO will provide Defendants with prompt written notice of any such sale, transfer, assignment, or disposition.

Furthermore, REGENXBIO will not grant, and will ensure that its affiliates, successors and assigns do not grant, to any future affiliate or third party any rights to enforce the REGENXBIO Patents against the Defendants, or their affiliates, existing licensees, commercial partners, successors, or assigns to the extent that their activities involve a Sarepta gene therapy product that uses an AAVrh74-based capsid.

The provisions of this section are subject to the representations and warranties in Section 6.2.

5.3 By Defendants. The releases and covenants set forth in this Agreement are granted to Defendants and their affiliates only. Such releases and covenants are not transferrable to any third party without prior written consent of Plaintiffs, except in the event of (1) a sale, license or other transfer of all or substantially all the assets of Sarepta or (2) a sale, license, or other transfer of ELEVIDYS® or any Sarepta gene therapy that uses an AAVrh74-based capsid, including but not limited to SRP-9003 ([**]), SRP-9004 ([**]), SRP-9005 ([**]), SRP-9006 ([**]), MYO-201 ([**]), and Calpain 3 ([**]) to an unrelated third party. For the avoidance of doubt, the releases and covenants set forth in this Agreement do not extend to any third party that develops, manufactures, or commercializes a biosimilar of any gene therapy product.

6.
Representations and Warranties.

6.1
General Representations. Each Party represents and warrants that:

(a) it has the full right, power, and authority to enter into this Agreement and to grant the releases and covenants set forth herein;

(b) the execution and performance of this Agreement have been duly authorized by all necessary corporate action;

(c) this Agreement constitutes a valid and binding obligation, enforceable against each Party in accordance with its terms; and

(d) it has read and understands this Agreement, has had the opportunity to review its terms with counsel of its choosing, and executes this Agreement voluntarily and without coercion.

6.2 Representations on Behalf of Plaintiffs.

(a)
UPenn represents that, as of the Effective Date, (i) it is the sole and lawful owner of the UPENN Patents, and GlaxoSmithKline, LLC (formerly SmithKline Beecham Corporation, d/b/a GlaxoSmithKline, referred to as “GSK”) and REGENXBIO are the only licensees under the UPENN Patents, other than any license held by the federal government pursuant to and required by the Bayh-Dole Act and/or its implementing regulations and any license held by non-commercial entities solely for educational and research purposes; (ii) there is no person or entity other than UPenn and/or REGENXBIO who has an independent right to bring an infringement action under the UPENN Patents against Defendants for any conduct arising at any time with respect to any Sarepta gene therapy product that uses an AAVrh74-based capsid; (iii) UPenn will not voluntarily join, assist, finance, or otherwise voluntarily participate in any claim or action brought by any third party against Defendants, their affiliates, successors, or assigns, asserting infringement of the UPENN Patents based on any Sarepta gene therapy product that uses an AAVrh74-based capsid, for conduct arising at any time.

(b)
UPenn represents that, as of the Effective Date: (i) to the knowledge of the current staff of the Penn Center for Innovation, the center at UPenn that is responsible for technology protection, licensing and enforcement (“PCI”), without independent investigation or inquiry and without any duty to conduct any search, investigation, inquiry or other diligence, there are no issued or pending patents or patent applications owned or controlled by UPenn, other than the UPENN Patents, that cover or purport to cover the AAVrh74 capsid or ELEVIDYS®, and (ii) PCI has not received written notice from any third party licensee of any patents owned or controlled by UPenn, other than the UPENN Patents, asserting or alleging that the development, manufacture, commercialization or exploitation of any Sarepta gene therapy product that uses an AAVrh74-based capsid, including ELEVIDYS®, infringed, misappropriated, or otherwise violated any claim of any patent or patent application licensed to such third party by UPenn.

(c)
REGENXBIO represents and warrants that, as of the Effective Date, (i) there are no unexpired patents or patent applications that constitute REGENXBIO Patents, based on REGENXBIO’s current knowledge and understanding of ELEVIDYS®, which is based solely on publicly available information; (ii) to the extent that there are any expired patents that would constitute REGENXBIO Patents, there is no person or entity other than REGENXBIO who has an independent right to bring an infringement action under the REGENXBIO Patents against Defendants for any conduct arising at any time with respect to any Sarepta gene therapy product that uses an AAVrh74-based capsid; (iii) to the extent any patent or patent application later owned or controlled by REGENXBIO covers the existing form of ELEVIDYS® or covers the AAVrh74 capsid sequence, such patent or patent application shall be subject to the provisions of Sections 4 and 5 of this Agreement; (iv) GSK has granted REGENXBIO all authority and rights necessary, to the extent that any such authority or rights from GSK are necessary, to settle all claims against Defendants relating to the Patents-in-Suit that were asserted in the Litigations and to enter into the Plaintiffs’ covenant not to sue relating to the Patents-in-Suit and the release, none of which violate or conflict with or require consent under any agreement between UPenn, REGENXBIO and GSK relating to the Patents-in-Suit and (v) REGENXBIO will not voluntarily join, assist, finance, or otherwise voluntarily participate in any claim or action brought by any third party against Defendants, their affiliates, successors, or assigns, asserting infringement of the REGENXBIO Patents based on any Sarepta gene therapy product that uses an AAVrh74-based capsid, for conduct arising at any time.

6.3 Representations on Behalf of Defendants. Sarepta represents that it will not affirmatively challenge the validity or enforceability of any claim of the UPENN Patents or the REGENXBIO Patents in any context or forum, including but not limited to any court or United States Patent and Trademark Office proceeding (including, but not limited to, inter partes review, ex parte re-examination, derivation, or post-grant review proceedings), including, but not limited to, initiating or cooperating with any Third Party in instituting or prosecuting a declaratory judgment action with respect to any of the UPENN Patents or the REGENXBIO Patents. Notwithstanding the foregoing, nothing in this section 6.3 shall prevent Defendants, their current affiliates, licensees, commercial partners, successors, and permitted assigns from defending themselves in any legal action or from challenging the validity or enforceability of any patents, including the UPENN Patents and the REGENXBIO Patents, if those patents are asserted against them in the future by any party, including but not limited to by (1) seeking relief from the U.S. Patent and Trademark Office (including, but not limited to, inter partes review, ex parte re-examination, derivation, or post-grant review proceedings), or (2) asserting any argument, claim or defense in litigation brought against it in court.

7.
Confidentiality. The terms of this Agreement shall be maintained in confidence by the Parties and shall not be disclosed to any third party, except that any Party may disclose the terms of this Agreement: (a) to its accountants, auditors, attorneys, and financial advisors, provided that such persons are informed of, and agree to be bound by, the confidentiality of this Agreement; (b) in connection with a potential or actual merger, acquisition, financing, change of control, sale, license or transfer of all or substantially all of the applicable business or assets of such Party or the sale, license or transfer of ELEVIDYS® or any Sarepta gene therapy that uses an AAVrh74-based capsid, including but not limited to SRP-9001, SRP-9003, SRP-9004, SRP-9005, SRP-9006, MYO-201, and Calpain 3, when subject to confidentiality obligations at least as protective as those set forth herein; (c) as required by law or the rules or regulations of any stock exchange or governmental or regulatory body, including any disclosure believed in good faith by counsel to be necessary to comply with SEC reporting or disclosure obligations; (d) pursuant to subpoena or other compulsory legal process, provided that the disclosing Party gives the other Parties prompt written notice and a reasonable opportunity to seek a protective order or otherwise contest such disclosure before making it; (e) to any upstream licensors of the Parties as required by any existing agreements, when subject to confidentiality obligations at least as protective as those set forth herein; or (f) as mutually agreed by the Parties. Any disclosure made pursuant to clause (c) shall be limited to what is reasonably necessary for the specific purpose at issue.

8.
Notices. Any notice under this Agreement shall be effective if in writing and (i) personally delivered, (ii) sent by certified or registered mail, return receipt requested, or (iii) sent by electronic mail with confirmation of receipt, addressed as follows:

If to Sarepta, to:

Attn: General Counsel

215 First Street

Cambridge, Massachusetts 02142

[**]

with a copy to:

Jim Baker

Quinn Emanuel Urquhart & Sullivan, LLP

295 5th Avenue, 9th Floor

New York, New York 10016

[**]

If to Catalent, to:

Catalent, Inc.

Attn: General Counsel

200 Crossing Blvd., Floor 7

Bridgewater, NJ 08807

Telephone: (732) 537-6154

[**]

with a copy to:

Jim Baker

Quinn Emanuel Urquhart & Sullivan, LLP

295 5th Avenue, 9th Floor

New York, New York 10016

[**]

If to REGENXBIO, to:

REGENXBIO Inc.

9804 Medical Center Drive

Rockville, MD 20850

Attn: Chief Legal Officer

[**]

with a copy to:

[**]

and with a copy to:

Susan Morrison

Fish & Richardson, LLC

222 Delaware Avenue, 17th Floor

Wilmington, Delaware 19801

[**]

If to UPenn, to:

University of Pennsylvania Office of the General Counsel

Attn: General Counsel

FMC Tower at Cira Centre South

2929 Walnut Street, Suite 400

Philadelphia, PA 19104

with a copy to:

Penn Center for Innovation

Attn: Managing Director

3600 Civic Center Blvd, 9th floor

Philadelphia, PA 19104

and with a copy to:

Julie Goldemberg

Morgan, Lewis & Bockius LLP

2222 Market St.

Philadelphia, Pennsylvania 19103

[**]

Any such notice shall be deemed to have been received on the date actually received. A Party may change its notice information by giving the other Parties written notice in accordance with this Section 8.

9.
Miscellaneous.

9.1 No Admission (General). Neither this Agreement, the dismissal of the Litigations, nor the Settlement Payment shall constitute or be construed as an admission by any Party of liability, infringement, validity, or any other matter.

9.2 Governing Law; Forum Selection. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws principles. The Parties irrevocably agree that any dispute arising out of or relating to this Agreement shall be brought exclusively in the United States District Court for the District of Delaware, and each Party consents to the personal jurisdiction and venue of that court.

9.3 Cure Period; Remedies for Breach. In the event any Party believes another Party has breached this Agreement, the non-breaching Party shall provide the breaching Party with written notice describing the alleged breach in reasonable detail. The breaching Party shall have thirty (30)

days from receipt of such notice to cure the alleged breach. If the breach is not cured within such thirty (30)-day period, the non-breaching Party may pursue any remedy available at law or in equity, subject to Section 9.2, provided that no breach of this Agreement by any Party, whether or not cured, shall give rise to a right of rescission, and the releases and covenants set forth in Sections 3 and 4 shall remain in full force and effect regardless of any breach of this Agreement. The prevailing Party in any action to enforce this Agreement, or arising from a breach of this Agreement, shall be entitled to recover its reasonable attorneys’ fees and costs incurred in connection with such action, in addition to any other relief to which it may be entitled.

9.4 Severability. If any provision of this Agreement is held invalid, illegal, or unenforceable, the Parties shall negotiate in good faith a substitute provision that most closely reflects the original intent, and the remaining provisions shall continue in full force and effect.

9.5 Waiver. No delay or failure to enforce any right under this Agreement, and no acquiescence in any default, shall constitute a waiver of that right, except pursuant to an express written waiver signed by the waiving Party.

9.6 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to its subject matter and supersedes all prior or contemporaneous agreements or understandings, oral or written, relating thereto. This Agreement may be amended only by a writing signed by all Parties.

9.7 Construction. This Agreement has been negotiated and drafted jointly by the Parties through their respective counsel, and no provision shall be construed against any Party on the basis that it, or the Agreement as a whole, was drafted by that Party.

9.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument. Signatures delivered by electronic means shall be deemed original signatures.

9.9 Headings. Headings are for reference only and shall not affect the interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

SAREPTA THERAPEUTICS, INC.

By: _/s/ Michael Severino, M.D.______

Name: Michael Severino, M.D.

Title: Chief Executive Officer

Date: 9/23/2026

SAREPTA THERAPEUTICS THREE, LLC

By: _/s/ Adam Hopkin______________

Name: Adam Hopkin

Title: Manager

Date: 9/23/2026

CATALENT, INC.

By: _/s/ Joseph Ferraro______________

Name: Joseph Ferraro

Title: SVP, General Counsel

Date: 9/23/2026

REGENXBIO INC.

By: _/s/ Patrick Christmas___________

Name: Patrick Christmas

Title: Chief Legal Officer

Date: 9/23/2026

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By: _/s/ Wendy White_______________

Name: Wendy White

Title: Senior Vice President and General Counsel

Date: 9/23/2026

EXHIBIT A

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

REGENXBIO INC. and THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA, Plaintiffs, v. SAREPTA THERAPEUTICS, INC., SAREPTA THERAPEUTICS THREE, LLC, and CATALENT, INC., Defendants.	) ) ) ) ) ) ) ) ) ) )	C.A. No. 23-667 (RGA)

STIPULATION OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED, by and between the parties and pursuant to Rule 41(a)(1) and (c) of the Federal Rules of Civil Procedure, Plaintiffs REGENXBIO Inc. and The Trustees of the University of Pennsylvania and Defendants Sarepta Therapeutics, Inc., Sarepta Therapeutics Three, LLC, and Catalent, Inc. hereby stipulate and agree that the above action, including all claims, counterclaims and affirmative defenses, are dismissed with prejudice. All parties shall bear their own costs and fees incurred in this action.

Fish & Richardson P.C.

/s/

____________________________________

Susan E. Morrison (#4690)

Casey M. Kraning (#6298)

222 Delaware Avenue, 17th Floor

Wilmington, DE 19801

(302) 652-5070

morrison@fr.com

kraning@fr.com

Attorneys for Plaintiff REGENXBIO Inc.

Morgan, Lewis & Bockius LLP

/s/

_____________________________________

Amy M. Dudash (#5741)

1201 North Market Street, Suite 2201

Wilmington, DE 19801

(302) 574-3000

amy.dudash@morganlewis.com

Attorneys for Plaintiff The Trustees of the University of Pennsylvania

Morris, Nichols, Arsht & Tunnell LLP

/s/

______________________________________

Derek J. Fahnestock (#4705)

1201 North Market Street

P.O. Box 1347

Wilmington, DE 19899 (302) 658-9200

dfahnestock@mnat.com

Attorneys for Defendants

September __, 2026

SO ORDERED, this day of , 2026.

United States District Judge

EXHIBIT B

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

REGENXBIO INC. and THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA, Plaintiffs, v. SAREPTA THERAPEUTICS, INC., and SAREPTA THERAPEUTICS THREE, LLC, Defendants.	) ) ) ) ) ) ) ) ) ) )	C.A. No. 20-1226 (RGA)

STIPULATION OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED, by and between the parties and pursuant to Rule 41(a)(1) and (c) of the Federal Rules of Civil Procedure, Plaintiffs REGENXBIO Inc. and The Trustees of the University of Pennsylvania and Defendants Sarepta Therapeutics, Inc. and Sarepta Therapeutics Three, LLC hereby stipulate and agree that the above action, including all claims, counterclaims and affirmative defenses, are dismissed with prejudice. All parties shall bear their own costs and fees incurred in this action.

Fish & Richardson P.C.

/s/

____________________________________

Susan E. Morrison (#4690)

Casey M. Kraning (#6298)

222 Delaware Avenue, 17th Floor

Wilmington, DE 19801

(302) 652-5070

morrison@fr.com

kraning@fr.com

Attorneys for Plaintiff REGENXBIO Inc.

Morgan, Lewis & Bockius LLP

/s/

_____________________________________

Amy M. Dudash (#5741)

1201 North Market Street, Suite 2201

Wilmington, DE 19801

(302) 574-3000

amy.dudash@morganlewis.com

Attorneys for Plaintiff The Trustees of the University of Pennsylvania

Morris, Nichols, Arsht & Tunnell LLP

/s/

______________________________________

Derek J. Fahnestock (#4705)

1201 North Market Street

P.O. Box 1347

Wilmington, DE 19899 (302) 658-9200

dfahnestock@mnat.com

Attorneys for Defendants

September __, 2026

SO ORDERED, this day of , 2026.

United States District Judge

EXHIBIT C

IN THE UNITED STATES COURT OF APPEALS

FOR THE FEDERAL CIRCUIT

SAREPTA THERAPEUTICS, INC., Appellant, v. TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA and REGENXBIO INC., Appellees.	) ) ) ) ) ) ) ) ) ) )	No. 2026-1071

JOINT STIPULATION OF VOLUNTARY DISMISSAL

Pursuant to Federal Rule of Appellate Procedure 42(b)(1), the parties hereby stipulate to the dismissal of the appeal filed by the Sarepta Therapeutics, Inc., docketed under Case No. 2026-1071, with each side to bear its own fees and costs associated with this appeal.

Quinn Emanuel

Urquhart & Sullivan, LLP

/s/

________________________________

Robert B. Wilson

Anne S. Toker

James M. Glass

Anastasia M. Fernands

295 Fifth Avenue, 9th Floor

New York, NY 10016

(212) 849-7000

robertwilson@quinnemanuel.com

annetoker@quinnemanuel.com

jimglass@quinnemanuel.com

anastasiafernands@quinnemanuel.com

Attorneys for Appellant

Fish & Richardson P.C.

/s/

_________________________________________

Susan E. Morrison

Casey M. Kraning

222 Delaware Avenue, 17th Floor

Wilmington, DE 19801

(302) 652-5070

morrison@fr.com

kraning@fr.com

Attorneys for Appellee REGENXBIO Inc.

Morgan, Lewis & Bockius LLP

/s/

_____________________________________

Amy M. Dudash

1201 North Market Street, Suite 2201

Wilmington, DE 19801

(302) 574-3000

amy.dudash@morganlewis.com

Attorneys for Appellee Trustees of the

University of Pennsylvania